Salarius Pharmaceuticals Regains Compliance with Nasdaq Minimum Bid Price Listing Requirement

HOUSTON, January 21, 2021 (GLOBE NEWSWIRE) – Salarius Pharmaceuticals, Inc. (Nasdaq: SLRX), a clinical-stage biopharmaceutical company developing potential new medicines for patients with pediatric cancers, solid tumors, and other cancers, announced today that it has received a letter from the Nasdaq Listing Qualifications staff notifying the Company that it has regained compliance with Nasdaq's Listing Rule 5550(a)(2) pertaining to the minimum bid price requirement for continued listing on the Nasdaq Capital Market.

About Salarius Pharmaceuticals
Salarius Pharmaceuticals, Inc. is a clinical-stage biopharmaceutical company developing cancer therapies for patients in need of new treatment options. Salarius’ lead candidate, seclidemstat, is being studied as a potential treatment for pediatric cancers, solid tumors and other cancers with limited treatment options. Seclidemstat is currently in a Phase 1/2 clinical trial for relapsed/refractory Ewing sarcoma, for which it has received Fast Track Designation, Orphan Drug Designation and Rare Pediatric Disease Designation from the U.S. Food and Drug Administration. Salarius is also developing seclidemstat for several cancers with high unmet medical need, with a second Phase 1/2 clinical study in advanced solid tumors, including prostate, breast, and ovarian cancers. Salarius has received financial support from the National Pediatric Cancer Foundation to advance the Ewing sarcoma clinical program and was also the recipient of a Product Development Award from the Cancer Prevention and Research Institute of Texas (CPRIT). For more information, please visit salariuspharma.com.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this press release are forward-looking statements. These forward-looking statements may be identified by terms such as “anticipate,” “potential,” “progress,” “design,” “estimate,” “continue,” “will,” “aim,” “can,” “believe,” “plan,” “allow,” “expect,” “intend,” “goal,” “provide,” “able to,” “position,” “project,” “developing,” and similar terms or expressions or the negative thereof. Examples of such statements include, but are not limited to, statements relating to the following: The status and anticipated progress and milestones of Salarius’ clinical trials in advanced solid tumors and Ewing sarcoma; statements related to Salarius’ developing cancer therapies for patients that need them the most, Salarius’ developing seclidemstat for several cancers with high unmet medical need; Salarius’ developing seclidemstat as a potential treatment for pediatric cancers, solid tumors and other cancers with limited treatment options. Salarius may not actually achieve the plans, carry out the intentions or meet the expectations or objectives disclosed in the forward-looking statements. You should not place undue reliance on these forward-looking statements. These statements are subject to risks and uncertainties which could cause actual results and performance to differ materially from those discussed in the forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the sufficiency of Salarius’ capital resources; the ability of, and need for, Salarius to raise additional capital to meet Salarius’ business operational needs and to achieve its business objectives and strategy; Salarius’ ability to project future capital needs and cash utilization and timing and accuracy thereof; the ability of Salarius to access the remaining funding available under the CPRIT grant; future clinical trial results and impact of results on Salarius; that the results of studies and clinical trials may not be predictive of future clinical trial results; the sufficiency of Salarius’ intellectual property protection; risks related to the drug development and the regulatory approval process; the competitive landscape and other industry-related risks; market conditions and regulatory or contractual restrictions which may impact the ability of Salarius to raise additional capital; the possibility of unexpected expenses or other uses of Salarius’ cash resources; risks related to the COVID-19 outbreak; and other risks described in Salarius’ filings with the Securities and Exchange Commission, including those discussed in Salarius’

quarterly report on Form 10-Q for the quarter ended September 30, 2020 and in Salarius’ annual report on Form 10-K for the year ended December 31, 2019. The forward-looking statements contained in this press release speak only as of the date of this press release and are based on management’s assumptions and estimates as of such date. Salarius disclaims any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made.

Contact
Tiberend Strategic Advisors, Inc.
Maureen McEnroe, CFA/Miriam Miller (Investors)
(212) 375-2664/ 2694
mmcenroe@tiberend.com/mmiller@tiberend.com
Johanna Bennett (Media)
(212) 375-2686
jbennett@tiberend.com